OPTIMUM FUND TRUST

Optimum Fixed Income Fund

(the "Fund")

Supplement to the Fund's Prospectuses

dated August 1, 2004

The following information replaces the section of the Fund's Prospectuses entitled "Sub-advisers and portfolio managers - Fixed Income Fund" under the heading titled "Who manages the Funds":

Fixed Income Fund

Paul Grillo, Timothy L. Rabe and Philip R. Perkins are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets. Mr. Grillo is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 1993. Mr. Rabe is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2000. Prior to joining Delaware Investments, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Mr. Perkins is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2003. Prior to joining Delaware Investments, Mr. Perkins was Managing Director of the Emerging Markets Division of Global Markets for Deutsche Bank. Messrs. Grillo and Rabe have held their Fund responsibilities since the Fund's inception, and Mr. Perkins assumed responsibilities on September 1, 2004.

When making investment decisions for the Fund Messrs. Grillo, Rabe and Perkins consult with Ryan K. Brist and Stephen R. Cianci. Mr. Brist is a Managing Director of Fixed Income and has been with Delaware Investments since 2000. Mr. Cianci is a Senior Portfolio Manager and has been with Delaware Investments since 1992. Mr. Brist assumed his Fund responsibilities on September 1, 2004, and Mr. Cianci has held his Fund responsibilities since the Fund's inception.

Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments), located at 345 Park Avenue, New York, New York 10154, provides a full range of investment advisory services to institutional and retail clients. As of March 31, 2004, DIMA Inc. had over $174 billion in assets under management. DIMA Inc. has held its Fund responsibilities since the Fund's inception.

A team of portfolio managers, led by Gary Bartlett, is primarily responsible for the day-to-day management of DIMA Inc.'s share of the Fund's assets. Mr. Bartlett is a Managing Director of DIMA Inc. and joined the firm in 1991. Mr. Bartlett and his team have held their Fund responsibilities since the Fund's inception.

This Supplement is dated March 1, 2005.